Exhibit 10.3

                              CONSULTING AGREEMENT

     This Agreement is effective as of the 15th day of February, 1996, by and between Advanced Financial, Inc., a Delaware corporation (the "Company"), and Pyramid Holdings, Inc., a Delaware corporation, or its assignees, (the "Consultant").

     WHEREAS, the Company is a publicly held company; and

     WHEREAS, Consultant is in the business of assisting public companies in financial relations; and

     WHEREAS, the Company desires to retain Consultant to provide certified specified services for the Company.

     NOW, THEREFORE, in consideration of the mutual covenants and promises contained herein, the receipt and sufficiency of which is hereby acknowledged, the parties hereby agree as follows:

     1. Duties and Involvement

        a. The Company hereby engages Consultant to provide financial and public relations service. Such services will generally include advice to and consulting with the Company's management concerning marketing surveys, investor profile information, methods of expanding investor support and increasing investor awareness of the Company and its products and/or services. Consultant will also provide additional services to the Company, including broker relations, assisting in the preparation and format of due diligence meetings, and attendance at conventions and trade shows.

        b. Consultant acknowledges that neither it not any of its employees or affiliates is an officer, director, or agent of the Company, that in rendering advice or recommendations to the Company it is not and will not be responsible for any management decisions on behalf of the Company and that it is not authorized or empowered to commit the Company to any recommendation or course of action. The Company represents that Consultant does not have, through stock ownership or otherwise, the power to control the Company nor to exercise any dominating influence over its management.

     2. Terms

     This agreement shall continue until six (6) months from date of execution (see 20 b)

     3. Compensation

        As total and complete consideration for the services to be provided by Consultant to the Company, the Company hereby grants to Consultant the following:

            Consultant or its designee shall receive an option to purchase two hundred fifty thousand (250,000) shares of the Company's 144 common stock at fifty cents (0.$50) per share. The options shall be exercised for in whole or in part by the holder thereof on or before thirty (30) days from the date of the registration statement covering the Shares becomes effective. Company agrees to issue 144 stock represented in this agreement within 30 days of execution. The Company shall deliver to consultant stock certificates representing the number of shares exercised under this option within 30 days after exercised by consultant. Such certificates shall be free trading unless options are exercised prior to the date of an effective registration statement, in which case the certificates shall contain the normal 144 restrictive legend.

            In the event this agreement is terminated for any reason whatsoever, the shares referred to herein shall remain in full force and effect and with respect to any shares which is issued or are issuable thereunder. Consultant shall have the right of retention of said shares of common stock in consideration for services performed.

     4. Services not Exclusive

        Consultant shall devote such of its time and effort necessary to the discharge of its duties hereunder. The Company acknowledges that Consultant is engaged in other business activities and that it will continue such activities during the term of this Agreement. Consultant shall not be restricted from engaging in other business activities during the term of this Agreement.


     5. Confidentiality

        Consultant acknowledges that it will have access to confidential information regarding the Company and its business. Consultant agrees that it will not, during or subsequent to the term of this Agreement, divulge, furnish, or make accessible to any person (other than with the written permission of the Company) any knowledge or information or plans of the Company with respect to the Company or its business, including, but not limited to, the products of the Company, whether in the concept or development stage or being marketed by the company on the effective date of this Agreement or during the term hereof.

     6. Covenant not to Compete

        During the term of this Agreement, Consultant warrants, represents, and agrees that it will not directly participate in the information developed for and by the Company and will not compete directly with the Company in the Company's primary industry or related fields.

     7. Investment Representation

        a.  Access to Information

            The Company represents and warrants that it has provided Consultant access to all information available to the Company concerning its condition, financial and otherwise, its management, its business and its prospects. The Company represents that it has provided Consultant with a copy of the Company's most recent Form 10-K and any subsequent filing required or filed under the rules and regulations promulgated under the Securities Act of 1933 as amended (the "Act") or the Securities Exchange Act of 1934 as amended (the "Exchange Act"), if any, (the "Disclosure Documents"). Consultant acknowledges that it is aware that because of the Company's financial position and other factors, the acquisition of the shares to be paid to Consultant as compensation hereunder involves a high degree of risk, including the risk that Consultant may lose its entire investment in the shares of Common Stock. Consultant further represents that it and its advisors have been afforded the opportunity to discuss the Company with its management. The Company represents that it has and will continue to provide Consultant with any information or documentation necessary to verify the accuracy of the information contained in the Disclosure Documents and will promptly notify Consultant upon the filing of any registration statement or other periodic reporting documents filed pursuant to the rules and regulations of the Act or the Exchange Act. Any additional sale or registration and filings with the NASD and SEC will be made available to consultant at such time by notifying in writing at least 30 days prior to any registration or sale.

        b.  Registration of Securities

            Consultant understands and acknowledges that the shares of common stock are being acquired by Consultant for its own account and not on behalf of any other person and is being acquired for investment purposes and not for distribution. Consultant represents that an investment in the common stock is a suitable investment for Consultant, taking into a consideration the restrictions on transferability affecting the common stock.

            The Company agrees to file a Registration Statement on an appropriate form with piggyback rights to register these shares upon the earlier of ninety (90) days from the date hereof or a soon as practicable after the date of the mutual execution of the Agreement.

            The Company will undertake to comply with the various states securities laws with respect to the registration of the Shares referred to herein. The Company undertakes to make available for review and comment, on a timely basis and prior to submission with any regulatory agency, copies of the Registration Statement.

            The Company hereby acknowledges that time is of the essence in respect to the registration of the Shares and agrees that in the event the Shares are not registered and qualified for public sale pursuant to an effective registration statement within one hundred fifty (150) days from the date of this Agreement ("Penalty Date"), the Company shall agree to issue an additional number of Shares equal to 10% of the total number to the Consultant pursuant to the terms of paragraph 3(a) herein for each additional thirty (30) day delay in providing an effective registration statement pursuant to which the Shares may be sold, provided however that the penalty described herein shall not take effect if the Company has filed a registration statement covering the shares with the Securities and Exchange Commission, and said Registration Statement has not been declared effective for reasons beyond the control of the Company. So long as the Company has made a good faith and reasonable attempt to have such registration statement declared effective. In the event of a delay less than a full thirty (30) day period, the Consultant shall be entitled to a pro rata allocation of additional Shares. Penalty shares if not registered upon delivery would come with demand registration and piggyback registration rights.

     8. Assignment

        This Agreement may not be assigned by either party hereto without the written consent of the other but shall be binding upon the successors of the parties.

     9. Arbitration

        Any dispute arising between the Company and the Consultant arising out of or related to this Agreement or breach thereof, shall be settled by arbitration, which shall be conducted in the State of Florida. Any award made by such arbitrators shall be binding and conclusive for all purpose thereof, may include injunctive relief, as well as orders for specific performance and may be entered as a final judgment in any court of competent jurisdiction. No arbitration arising out of or relating to this Agreement shall include, by consolidation or joinder or in any other manner, parties other than the Company or Consultant and other persons substantially involved in common question of fact or law whose presence is required if complete relief is to be afforded in arbitration. The cost and expense of such arbitration shall be borne in accordance with the determination of the arbitrators and may include reasonable attorney's fees. Each party hereby further agrees that service of process may be made upon it by registered or certified mail or personal service at the address provided for herein.

     10. Indemnification

        a. The Company agrees to indemnify and hold harmless Consultant and its agents and employees against any losses, claims, damages or liabilities, joint or several, to which Consultant or any such other person may become subject, under the Act or otherwise, insofar as such losses, claims, damages or liabilities (or actions, suits or proceedings in respect thereof) arise out of or are based upon any untrue statement of any material fact contained in the Registration Statement, any preliminary prospectus, the prospectus, or any amendment or supplement thereto, or arise out of or are based upon the omission to state therein a material fact require the Consultant or any such other person for any legal or other expenses reasonably incurred by Consultant or any such other person in connection with investigating or defending any such loss, claim, damage, liability, or action, suit or proceeding; provided, however, that the Company will not be liable in any such case to the extent that any such loss, claim, damage or liability arises out of or is based upon an untrue statement, or omission or alleged omission from the Registration Statement, any preliminary prospectus, the prospectus, or any such amendment or supplement, in reliance upon and in conformity with written information furnished to the Company by the Consultant specifically for use in the preparation thereof. This indemnity agreement will be in addition to any liability which the Company may otherwise have.

        b. Consultant will indemnify and hold harmless the Company, each of its directors, each of its officers who has signed the Registration Statement and each person, if any, who controls the Company within the meaning of the Act against any losses, claim, damages or liabilities to which the Company or any such other person may become subject, under the Act or otherwise, insofar as such losses, claims, damages, or liabilities (or actions, suite, or proceedings in respect thereof) arise out of or are based upon any untrue statement, of any material fact, contained in the Registration
            Statement, any preliminary prospectus, the prospectus, or any amendment or supplement thereto, or arise out of or are based on the omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading in each case to the extent, but only to the extent, that such untrue statement, in reliance upon and in conformity with written information furnished to the Company by Consultant specifically for use in the preparation thereof, and will reimburse any legal or other expenses reasonably incurred by the Company or any such other person in connection with investigating or defending any such loss, claim, damage, liability or action, suit or proceeding. This indemnity agreement will be in addition to any liability which the Consultant may have.

        c. Promptly after receipt by an indemnified party under this Section or notice of the commencement of any action, suit or proceeding, such indemnified party will, if a claim in respect thereof is to be made against an indemnifying party under the Section, notify the indemnifying party of the commencement thereof; but the omission so to notify the indemnifying party will not relieve it from any liability which it may have to any indemnified party otherwise than under this Section. In case any such action, suit or proceeding is brought against any indemnified party, and it notified an indemnifying party of the commencement thereof, the indemnifying party will be entitled to participate therein, and, to the extent it may wish, jointly with any other indemnifying party similarly notified, to assume the defense thereof, with counsel satisfactory to such indemnified party, and after notice from the indemnifying party to such indemnified party of its election so to assume the defense thereof, the indemnifying party will not be liable to such indemnified party under this Section for any legal or other expenses subsequently incurred by such indemnified party in connection with the defense thereof other than reasonable costs of investigation.

     11. Notices

        All notices required or permitted to be given under with Agreement shall be in writing and shall be deemed to have been duly given (i) two (2) hours after delivered personally to the party to be notified; or (ii) six (6) business days after deposited in the U.S. mail, postage paid via registered or certified mail, return receipt requested. Notices to the Company shall be addressed to its president at its principal executive office and to the Consultant at the address set forth beneath the signature line, or to such other addresses as either party may designate upon at least ten days' notice to the other party.

     12. Governing Law

        This Agreement shall be constructed by and enforced in accordance with the laws of the State of Florida.

     13. Representations

        Consultant and it employees represent that they are not acting as either a broker or brokerage firm nor are they affiliated or registered with any securities agency and are acting merely as a consultant or investor.

        a. Company states and represents there are and will be no S-8 or registrations without prior approval from Consultant during the term of agreement. Such approval shall not be unreasonably withheld.

        b. Company states and represents they will not do any reg-S placement without prior written approval from consultant during the term of agreement. Such approval shall not be unreasonably withheld.

        c. Company states and agrees that there will be no additional issuance of securities, options or warrants of any kind without prior written approval. Such approval shall not be unreasonably withheld.

        Any violation of the above representations of 13a, 13b, 13c, a penalty of 10% of the total amount of shares owed in this agreement shall be paid in additional shares to Consultant per month until the expiration of agreement. Shares would be issued with piggyback registration rights.

     14. Entire Agreement

        This Agreement contains the entire understanding and agreement between the parties. There are no other agreements, conditions or representations, or written, express or implied, with regard thereto. This Agreement may be amended only in writing signed by both parties.

     15. Non-waiver

        A delay or failure by either party to exercise a right under this Agreement, or a partial or single exercise of that right, shall not constitute a waiver of that or any other right.

     16. Headings

        Headings in this Agreement are for convenience only and shall not be used to interpret or construe its provisions.

     17. Counterparts

        This Agreement may be executed in counterparts, each of which shall be deemed an original but all of which together shall constitute one and the same agreement.

     18. Binding Effect

        The provisions of the Agreement shall be binding upon the parties, their successors and assigns.

     19. Severability

        If any provisions of this Agreement, except paragraph 1 and 3, or application thereof to any person or circumstance shall be deemed or held to be invalid, illegal, or unenforceable to any extent, the remainder of this Agreement shall not be affected and the application of such affected provision shall be enforced to the greatest extent possible under law.

     20. Restrictions

        a. Company will complete a Pooling Agreement with management/directors/officers. Such pooling agreements will require management/directors/officers to notify consultant in writing prior to any sale of the Company's securities held by them.

        b. At the option of the Company, the Company can extend agreement for an additional six (6) months, in which case Consultant will provide the same type, quantity, and quality of service as provided during the first six (6) months. These services will be provided under the same terms as otherwise contained in this agreement. Company agrees to compensate Consultant with two hundred fifty thousand dollars ($250,000) in restricted stock with piggyback registration rights at fifty percent (50%) of the average of the bid for the last five (5) trading days of the agreement at the end of the first six (6) months.

     IN WITNESS WHEREOF, the parties hereto have executed and delivered this Agreement to be effective as of the day and year first above written.


ADVANCED FINANCIAL, INC.                    PYRAMID HOLDINGS, INC.


By: /s/ Norman L. Peterson                  By: /s/ Kent T. Allen
   --------------------------                   ---------------------------
   Norman Peterson, President                   Kent T. Allen, President
   5425 Martindale                              1049 Corkwood Dr.
   Shawnee, KS  66218                           Oviedo, FL  32765